UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06685

John Hancock Patriot Global Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Global Dividend Fund

Annual Report
7.31.06

CEO corner

TABLE OF CONTENTS

Your fund at a glance
page 1

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 9

Trustees & officers
page 27

For more information
page 32

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice, or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of July 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with modest growth in capital, by normally investing at least 80% of its assets in dividend-paying securities.

Over the last twelve months

* Preferred stocks posted lackluster returns amid rising interest rates and a glut of new issuance.

* Utility common stocks outpaced preferreds, thanks to a combination of favorable developments.

* The Fund’s best performers included utility common stocks with hidden energy plays.

Top 10 issuers
Lehman Brothers Holdings, Inc.	4.6%	HSBC USA, Inc.	2.9%

Bear Stearns Cos., Inc.	3.9%	Devon Energy Corp.	2.9%

CH Energy Group, Inc.	3.4%	Southern California Edison Co.	2.9%

South Carolina Electric & Gas Co.	3.2%	Duquesne Light Co.	2.9%

MetLife, Inc.	3.1%	DTE Energy Co.	2.8%

As a percentage of net assets plus the value of preferred shares on July 31, 2006.

Managers’ report

John Hancock

Patriot Global Dividend Fund

Preferred stocks — which are the primary emphasis of John Hancock Patriot Global Dividend Fund — posted lackluster returns for the 12-month period ended July 31, 2006, amid growing worries about inflation and interest rates.

The period began on an upbeat note in August 2005 thanks to investors’ optimism that the Federal Reserve Board might be at or near the end of its then year-long interest rate hike cycle. Because preferreds make fixed-income payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Also helping preferreds was strong demand from investors seeking higher-yielding alternatives to U.S. government securities. But from the early fall through the final weeks of 2005, preferreds suffered a significant sell-off in response to worries over the future direction of inflation and interest rates. Stronger-than-expected economic news resurrected worries that inflation wasn’t dead after all, raising fears that the Fed might be forced to continue raising rates to cool price pressures.

In the early weeks of 2006, preferred stocks staged a rally, although it was very brief. Only weeks later, preferred stocks resumed their decline as the Treasury market weakened in the midst of renewed evidence that inflation was ticking higher as the global economy strengthened. The appointment of a new Fed chairman also added to the market’s worries because investors fretted that Ben Bernanke might overshoot and raise interest rates too high. These factors, coupled with a bout of profit taking, put pressure on preferred stock prices. Also

Gregory K. Phelps and Mark T. Maloney for the Sovereign
Asset Management LLC Portfolio Management Team

weighing on them was a glut of new issuance, which typically came to market with higher yields than already-outstanding securities, making older issues less attractive and putting pressure on their prices. In the final weeks of the period, preferreds rebounded strongly as new issuance abated and the Treasury  market rallied.

“Some of the Fund’s best performers
during the period were utility
common stocks.”

Utility common stocks — another area of emphasis for the Fund — outpaced preferred stocks during the year. Like preferreds, utility commons were hurt by the threat of higher interest rates and  inflation throughout much of the period. But helping to buoy them was the fact that some were hidden energy plays. Energy shares soared with skyrocketing crude oil prices. Thanks to deregulation, some utilities that churn out excess power from low-cost sources like coal or nuclear plants can sell that extra capacity at a relatively high price. Strong demand for power has helped, too. All this has allowed utilities to generate extra cash to reduce their debt and boost dividends, which helped bolster their share prices. Continued industry consolidation also contributed to utilities’ strong performance.

Performance

For the 12 months ended July 31, 2006, John Hancock Patriot Global Dividend Fund returned 1.53% at net asset value and –3.67% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average specialty — utilities closed-end fund returned 8.87% at net asset value, according to Morningstar, Inc.; the Standard & Poor’s 500

Patriot Global Dividend Fund 3

INDUSTRY
DISTRIBUTION[1]
Multi-utilities &
unregulated
power	35%
Electric utilities	19%
Investment banking
& brokerage	9%
Oil & gas exploration
& production	8%
Consumer finance	6%
Gas utilities	3%
Life & health
insurance	3%
Other diversified
financial services	3%
Trucking	2%
Integrated
telecommunication
services	2%
Agricultural
products	2%
Oil & gas storage &
transportation	1%
Diversified banks	1%

Index returned 5.38% and the Dow Jones Utility Average returned 12.73% .

Going forward, the Fund has switched its benchmark indexes to ones that are more closely correlated to the Fund’s holdings. They included the broad-based Lehman Brothers Aggregate Bond Index, which returned 1.46%, the Merrill Lynch DRD-Preferred Index, which returned 3.07% and the S&P 400 Mid Cap Utilities Index, which gained 7.97% .

Chart-topping utility common stocks

Some of the Fund’s best performers during the period were utility common stocks. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the  Northeastern United States. It was buoyed by news that it would be acquired by British energy network operation National Grid. Another winner was Alliant Energy Corp. It attracted investor interest for several reasons, including its decision to resume growing its dividend, its efforts to rid itself of money-losing foreign investments and its renewed focus on core regulated utility businesses. Kinder Morgan, Inc. soared on the news that the company’s senior management and co-founder were teaming up to take the major energy pipeline company private in a deal that would be one of the largest management buyouts in U.S. history.

Preferred stocks: leaders and laggards

Among our best-performing preferred stocks was Anadarko Petroleum Corp., which engages in the exploration, development, production and marketing of natural gas. It performed well as oil and natural gas prices soared. The holding was further helped by the company’s efforts to reduce debt and by a more favorable credit quality outlook. Furthermore, energy-related and tax-advantaged preferred stocks of Anadarko’s caliber were scarce and highly coveted. Another good performer was Bank of America. Recently, the company announced that it was calling our holdings in at a premium to our average purchase price. On the flip side, our exposure to Royal Bank of Scotland Group Plc proved disappointing. Our holdings came under pressure when the company issued new, higher-coupon preferred shares, which weighed

4 Patriot Global Dividend Fund

on the prices of already outstanding preferred shares.

“Our outlook for the coming year
is increasingly optimistic.”

A word about dividends

The Federal Reserve Board’s 17 quarter-point interest rate increases since June 2004 have significantly increased the Fund’s leverage costs, reducing the income available to the common shareholders. At the same time, longer-term interest rates have fallen below short-term rates. Furthermore, new preferred issuance has weighed heavily on our existing preferreds. With many of our higher-yielding preferred securities being called, the Fund has been forced to reinvest the proceeds at lower yields. In order to maintain our approach of only paying dividends from income generated by underlying securities within the portfolio, the Fund’s dividend has been reduced. We believe this is necessary at this time to avoid a return of capital. We declared a new monthly dividend on July 3, 2006. The new dividend amount of $0.0590 equates to an annualized yield of 5.98%, based on the Fund’s closing market price as of July 31, 2006.

Outlook

Our outlook for the coming year is increasingly optimistic. At the end of the period, there was mounting evidence that the U.S. economy and, most likely, the global economy were slowing. In our view, slowing economic conditions will, as they traditionally have, bode well for fixed-income investments, including preferred and utility common stocks. We also believe that long-term demand — driven by the baby boom generation’s increasing need for income-producing investments — also will provide an ongoing boost for preferred and utility common stocks.

This commentary reflects the views of the portfolio management team through the end the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on July 31, 2006.

Patriot Global Dividend Fund 5

F I N A N C I A L  S T A T E M E N T S
Fund’s investments

Securities owned by the Fund on 7-31-06

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 51.78%		$59,347,445
(Cost $53,237,039)
Electric Utilities 1.83%		2,100,200

Progress Energy, Inc.	48,000	2,090,400

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	35,000	9,800
Gas Utilities 2.08%		2,382,755

Peoples Energy Corp.	56,450	2,382,755
Integrated Telecommunication Services 3.36%		3,847,314

AT&T, Inc.	94,850	2,844,551

Verizon Communications, Inc.	29,650	1,002,763
Multi-Utilities 43.17%		49,487,176

Alliant Energy Corp.	118,420	4,284,436

Ameren Corp.	30,000	1,545,000

CH Energy Group, Inc.	120,900	5,995,431

Dominion Resources, Inc.	47,500	3,727,800

DTE Energy Co.	116,900	4,947,208

Duke Energy Corp.	134,250	4,070,460

Energy East Corp.	194,000	4,720,020

KeySpan Corp.	102,000	4,107,540

NiSource, Inc.	57,400	1,305,850

NSTAR	158,000	4,924,860

Public Service Enterprise Group, Inc.	16,000	1,078,880

SCANA Corp.	17,700	707,823

TECO Energy, Inc.	140,000	2,231,600

WPS Resources Corp.	60,400	3,114,828

Xcel Energy, Inc.	136,000	2,725,440
Oil & Gas Storage & Transportation 1.34%		1,530,000

Kinder Morgan, Inc.	15,000	1,530,000

6 Patriot Global Dividend Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A) Shares		Value

Preferred stocks 91.54%			$104,924,861
(Cost $105,604,626)
Agricultural Products 3.07%			3,521,250

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	45,000	3,521,250
Consumer Finance 8.73%			10,010,569

HSBC USA, Inc., $2.8575 (G)	A1	108,550	5,139,169

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,871,400
Diversified Banks 0.55%			635,346

Royal Bank of Scotland Group Plc, 5.75%, Ser L (United Kingdom)	A	28,200	635,346
Electric Utilities 26.28%			30,127,000

Alabama Power Co., 5.20%	BBB+	220,000	4,965,400

Central Illinois Light Co., 4.64%	Ba1	7,460	626,174

Central Maine Power Co., 4.75% (G)	Baa2	11,015	910,114

Connecticut Light & Power Co., 3.90%, Ser 1949	Baa3	27,255	879,827

Duquesne Light Co., 6.50%	BB+	100,000	5,025,000

Entergy Arkansas, Inc., 6.45%	BB+	50,000	1,257,815

Entergy Mississippi, Inc., 6.25%	BB+	120,000	2,951,256

Interstate Power & Light Co., 7.10%, Ser C	BBB–	25,000	655,470

Interstate Power & Light Co., 8.375%, Ser B	Baa3	36,800	1,144,480

Massachusetts Electric Co., 4.76%	BBB+	6,166	522,954

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	200,000	4,881,260

PPL Energy Supply, LLC, 7.00%	BBB	50,000	1,256,000

Southern California Edison Co., 6.00%, Ser C	BBB–	12,000	1,136,250

Southern California Edison Co., 6.125%	BBB–	40,000	3,915,000
Gas Utilities 2.90%			3,317,886

Southern Union Co., 7.55%, Ser A	BB+	128,700	3,317,886
Investment Banking & Brokerage 14.10%			16,157,230

Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G	BBB	56,000	2,496,480

Bear Stearns Cos., Inc. (The), 5.72%, Depositary Shares, Ser F	BBB	91,000	4,295,200

Goldman Sachs Group, Inc., 6.20%, Ser B	A–	20,000	498,200

Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D	A–	145,000	6,742,500

Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C	A–	28,100	1,362,850

Merrill Lynch & Co., Inc., 6.375%, Depositary Shares, Ser 3	A–	30,000	762,000
Life & Health Insurance 4.73%			5,415,850

MetLife, Inc., 6.50%, Ser B	BBB	215,000	5,415,850
Multi-Utilities 10.70%			12,268,874

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Ba1	10,000	1,043,438

PNM Resources, Inc., 6.75%, Conv	BBB–	38,110	1,878,061

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	40,000	3,110,000

Public Service Electric & Gas Co., 6.92%	BB+	7,000	699,562

South Carolina Electric & Gas Co., 6.52%	Baa1	55,000	5,537,813

See notes to financial statements Patriot Global Dividend Fund 7

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A) Shares		Value
Oil & Gas Exploration & Production 12.33%			$14,131,368

Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B	BBB–	20,000	1,875,000

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	48,075	4,681,303

Devon Energy Corp., 6.49%, Ser A	BB+	50,000	5,064,065

Nexen, Inc., 7.35% (Canada)	BB+	100,000	2,511,000
Other Diversified Financial Services 3.81%			4,371,612

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	85,200	4,371,612
Specialized Finance 0.44%			504,000

CIT Group, Inc., 6.35%, Ser A	BBB+	20,000	504,000
Thrifts & Mortgage Finance 0.46%			526,876

Sovereign Bancorp, Inc., 7.30%, Depositary Shares, Ser C	BB+	20,000	526,876
Trucking 3.44%			3,937,000

AMERCO, 8.50%, Ser A	CCC+	155,000	3,937,000

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 8.91%			$10,218,000
(Cost $10,218,000)
Commercial Paper 8.91%			10,218,000

Chevron Funding Corp., 08-01-06	5.150%	$10,218	10,218,000

Total investments 152.23%			$174,490,306

Other assets and liabilities, net 0.34%			$387,638

Fund preferred shares, at value (52.57%)			($60,252,598)

Total net assets 100.00%			$114,625,346

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,521,250 or 3.07% of the Fund’s net assets as of July 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

8 Patriot Global Dividend Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments, at value (cost $169,059,665)	$174,490,306
Cash	613
Dividends receivable	609,318
Other assets	24,035
Total assets	175,124,272

Liabilities
Payable to affiliates
Management fees	117,130
Other	23,362
Other payables and accrued expenses	105,836
Total liabilities	246,328
Dutch Auction Rate Transferable Securities preferred shares (DARTS), including accrued dividends, unlimited number of shares
of beneficial interest authorized with no par value,
600 shares issued, liquidation preference of $100,000 per share	60,252,598

Net assets
Common shares capital paid-in	113,165,469
Accumulated net realized loss on investments	(4,587,781)
Net unrealized appreciation of investments	5,430,641
Accumulated net investment income	617,017
Net assets applicable to common shares	$114,625,346

Net asset value per common share
Based on 8,344,700 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value	$13.74

See notes to financial statements Patriot Global Dividend Fund 9

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to DARTS shareholders for the period stated.

Investment income
Dividends	$10,114,020
Interest	201,896
Total investment income	10,315,916

Expenses
Investment management fees	1,393,632
Administration fees	261,306
Trustees’ fees	9,324
Compliance fees	2,407
DARTS auction fees	159,583
Federal excise tax	38,505
Printing fees	37,927
Custodian fees	37,851
Transfer agent fees	34,626
Professional fees	31,222
Registration and filing fees	23,825
Interest	12
Miscellaneous	24,359
Total expenses	2,054,579
Net investment income	8,261,337

Realized and unrealized gain (loss)
Net realized gain on investments	748,854
Change in net unrealized appreciation (depreciation) of investments	(6,304,470)
Net realized and unrealized loss	(5,555,616)
Distribution to DARTS	(2,065,080)
Increase in net assets from operations	$640,641

10 Patriot Global Dividend Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, and distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	7-31-05[1]	7-31-06

Increase (decrease) in net assets
From operations
Net investment income	$8,302,209	$8,261,337
Net realized gain (loss)	(4,534,944)	748,854
Change in net unrealized appreciation (depreciation)	19,618,715	(6,304,470)
Distributions to DARTS	(1,379,117)	(2,065,080)
Increase in net assets resulting from operations	22,006,863	640,641
Distributions to common shareholders
From net investment income	(7,710,503)	(6,825,965)

Net assets
Beginning of period	106,514,310	120,810,670
End of period[2]	$120,810,670	$114,625,346

1Audited by previous auditor.

2Includes accumulated net investment income of $1,208,220 and $617,017, respectively.

See notes to financial statements Patriot Global Dividend Fund 11

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	7-31-02[1]	7-31-03[1]	7-31-04[1]	7-31-05[1]	7-31-06

Per share operating performance
Net asset value,
beginning of period	$13.82	$11.62	$12.36	$12.76	$14.48
Net investment income[2]	1.12	0.98	0.94	0.99	0.99
Net realized and unrealized gain
(loss) on investments	(2.20)	0.84	0.51	1.82	(0.66)
Distributions to DARTS	(0.15)	(0.11)	(0.08)	(0.17)	(0.25)
Total from investment operations	(1.23)	1.71	1.37	2.64	0.08
Less distributions to common shareholders
From net investment income	(0.97)	(0.97)	(0.97)	(0.92)	(0.82)
Net asset value, end of period	$11.62	$12.36	$12.76	$14.48	$13.74
Per share market value, end of period	$11.13	$12.40	$12.45	$13.14	$11.83
Total return at market value[3] (%)	(5.06)	20.79	8.31	13.03	(3.67)

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)	$97	$103	$107	$121	$115
Ratio of expenses
to average net assets[4] (%)	1.94	2.03	1.90	1.86	1.79
Ratio of net investment income
to average net assets[5] (%)	8.44	8.35	7.23	7.19	7.21
Portfolio turnover (%)	17	5	7	19	24

Senior securities
Total value of DARTS outstanding
(in millions)	$60	$60	$60	$60	$60
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100
Asset coverage per unit[6]	$254,633	$271,743	$275,341	$300,181	$289,424

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 1.26%, 1.26%, 1.22%, 1.22% and 1.18%, respectively.

5 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.48%, 5.18%, 4.65%, 4.73% and 4.73%, respectively.

6 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

12 Patriot Global Dividend Fund See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Notes to financial statements

Note A Accounting policies

John Hancock Patriot Global Dividend Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among  other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,060,871 of a capital loss car-ryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: July 31, 2011 – $573,041, July 31, 2012 – $44,509 and July 31, 2014 – $3,443,321.

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Dividends, interest and distributions Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis.

Patriot Global Dividend Fund 13

The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended July 31, 2005, the tax character of distributions paid was as follows: ordinary income $9,089,620. During the year ended July 31, 2006, the tax character of distributions was as follows: ordinary income $8,891,045.

As of July 31, 2006, the components of distributable earnings on a tax basis included $897,212 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net asset value plus the value attributable to the preferred shares (collectively “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life insurance Company (“JHLICo”), a subsidiary of Manulife Financial Corporation (“MFC”). The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the year amounted to $261,306. The Fund also paid the Adviser the amount of $642 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

14 Patriot Global Dividend Fund

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files  with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C

Fund share transactions

Common shares

This listing illustrates the Fund’s reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two years, along with the corresponding dollar value.

		Year ended 7-31-05[1]		Year ended 7-31-06
	Shares	Amount	Shares	Amount
Beginning of period	8,344,700	$113,277,359	8,344,700	$113,203,974
Distributions reinvested	—	—	—	—
Reclassification of
capital accounts	—	(73,385)	—	(38,505)
End of period	8,344,700	$113,203,974	8,344,700	$113,165,469

1Audited by previous auditor.

Dutch Auction Rate Transferable Securities preferred shares

The Fund issued 600 shares of Dutch Auction Rate Transferable Securities preferred shares (“DARTS”) on October 16, 1992, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 2.70% to 4.21% during the year ended July 31, 2006. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund’s bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’  dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31, 2006, aggregated $41,259,077 and $49,437,726, respectively.

The cost of investments owned on July 31, 2006, including short-term investments, for federal income tax purposes, was $169,586,579. Gross unrealized appreciation and depreciation of investments aggregated $9,671,684 and $4,767,957, respectively, resulting in net unrealized appreciation of $4,903,727. The difference between book basis and tax basis net

Patriot Global Dividend Fund 15

unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E

Reclassification of accounts

During the year ended July 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net investment income of $38,505 and a decrease in capital paid-in of $38,505. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for federal excise tax. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

16  Patriot Global Dividend Fund

18

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Global Dividend Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Global Dividend Fund (the “Fund”) as of July 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2005 and the financial highlights for each of the four years ended on or before July 31, 2005 were audited by another independent registered public accounting firm, whose report dated September 12, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2006

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2006, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment objective and policy

The Fund’s investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

The Fund’s non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment, or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund’s total assets consist of preferred stocks and debt obligations rated “A” or higher and dividend paying common stocks whose issuers have senior debt rated “A” or higher.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended July 31, 2006, dividends from net investment income totaling $0.8180 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

August 31, 2005	$0.0690
September 31, 2005	0.0690
October 31, 2005	0.0690
November 30, 2005	0.0690
December 30, 2005	0.0690
January 31, 2006	0.0690
February 28, 2006	0.0690
March 31, 2006	0.0690
April 28, 2006	0.0690
June 2, 2006	0.0690
June 30, 2006	0.0690
July 31, 2006	0.0590

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor. com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncer-tificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the  Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 6,074,778 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	5,995,989	78,789
Charles L. Ladner	5,995,067	79,711
John A. Moore	5,998,367	76,411

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor duly elected and qualified, with the votes tabulated as follows: 515 FOR, 0 AGAINST and 0 ABSTAINING.

The common and preferred shareholders also ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending July 31, 2006, with votes tabulated as follows: 6,017,092 FOR, 27,756 AGAINST and 29,930 ABSTAINING.

Board Consideration of and Continuation of Investment Advisory Agreement and Sub-Advisory Agreement: John Hancock Patriot Global Dividend Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Global Dividend Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Sovereign Asset Management LLC (the “Sub-Adviser”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the “Peer Group”) selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005,2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale,  (v) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department, (vi) the background and experience of senior management and investment professionals and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund.

The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance during the 5-year period was lower than the performance of the median of the Peer Group, but was higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index. The Board also noted that Fund’s performance during the 3-year period was appreciably higher than the performance of the Peer Group median, and its benchmark index. The Board noted that the Fund’s more recent performance during the 1-year period was lower than, but generally competitive with, the performance of the Peer Group median and benchmark index. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and sub-advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered  information comparing the Expense Ratio of the Fund to that of the Peer Group median. The Board noted that the Fund’s Expense Ratio was higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for improving overall performance and lowering the Expense Ratio supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Sub-Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports.  In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all of the John Hancock Funds, of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a broader category of relevant funds (the “Category”). Morningstar advised the Board that it was not able to select a comparative Category for the John Hancock Patriot Global Dividend Fund. Therefore, Morningstar did not provide a broader Category analysis; instead, it provided only the narrower Peer Group analysis.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their busi- ness careers over the past five years and their range of beneficial share ownership in the Fund as of July 31, 2006.

Gregory K. Phelps
Senior Vice President, Sovereign Asset Management LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney
Vice President, Sovereign Asset Management LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 8 (eight) funds
with total assets of approximately $4.9 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with
total assets of approximately $65 million.
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 8 (eight) funds
with total assets of approximately $4.9 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with
total assets of approximately $65 million.
Other Accounts: None

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfo- lio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Sub-Adviser seeks to avoid portfolio manager assignmeI with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	1992	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University
Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	1995	160
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	1995	160
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1999	160
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2002	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1992	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee3

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC and Sovereign Asset Management LLC (“Sovereign”);
Director, John Hancock Signature Services, Inc.; President and Chief Executive
Officer of John Hancock Investment Management Services, LLC (since 2006);
President, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Inc. (since 2005); Chairman,
Investment Company Institute Sales Force Marketing Committee (since 2003);
Executive Vice President, John Hancock Funds, LLC (until 2005).

William H. King, Born: 1952		1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser and John Hancock Investment
Management Services, LLC (since 2006); Vice President and Treasurer of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC (since 2006); the Adviser and Sovereign
(since 2005); Vice President and Chief Compliance Officer, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice
President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice
President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2006), Sovereign, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2005); Vice President and General
Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President,
Operations, Manulife Wood Logan (July 2000 thru September 2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
Sovereign Asset Management		Stock symbol
LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	PGD
Company Americas
Custodian	280 Park Avenue	For shareholder assistance
The Bank of New York	New York, NY 10017	refer to page 21
One Wall Street
New York, NY 10286
Legal counsel
Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N  H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TA-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSE-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P400A 7/06
9/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $33,000 for the fiscal year ended July 31, 2005 and $24,650 for the fiscal year ended July 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended July 31, 2005 and fiscal year ended July 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended July 31, 2005 and $3,500 for the fiscal year ended July 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended July 31, 2005 and $3,000 for the fiscal year ended July 31, 2006. There were no other fees during the fiscal year ended July 31, 2005 and July 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $71,400 for the fiscal year ended July 31, 2005, and $438,491 for the fiscal year ended July 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Richard P. Chapman, Jr.
Dr. John A. Moore
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Global Dividend Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 26, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: September 26, 2006